                                                                   Exhibit 23(q)

                                POWER OF ATTORNEY

     We, the undersigned trustees and officers of the Lincoln Variable Insurance Products Trust ("Trust"), hereby revoke all Powers of Attorney authorizing any person to act as attorney-in-fact relative to the Trust and the series of funds thereof, which were previously executed by us and do hereby severally constitute and appoint Rise C.M. Taylor and Cynthia A. Rose as our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statement No. 33-70742 filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Trust, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendment to that Registration Statement. The Power of Attorney was signed by us to be effective March 30, 2004.

SIGNATURE                                              TITLE
---------                                              -----
/s/ Kelly D. Clevenger                                 Chairman of the Board,
---------------------------                            President and Trustee
Kelly D. Clevenger                                     (Chief Executive Officer)


/s/ Sheryl L. Sturgill                                 Chief Accounting Officer
---------------------------                            (Chief Financial Officer)
Sheryl L. Sturgill


/s/ John B. Borsch, JR.                                Trustee
---------------------------
John B. Borsch, Jr.


/s/ Janet Chrzan                                       Trustee
---------------------------
Janet Chrzan


/s/ Nancy L. Frisby                                    Trustee
---------------------------
Nancy L. Frisby


/s/ Kenneth G. Stella                                  Trustee
---------------------------
Kenneth G. Stella

STATE OF INDIANA  )
                  ) SS:
COUNTY OF ALLEN   )

     On this 30th day of March, 2004, before me, a Notary Public, in and for said county and state, personally appeared Kelly D. Clevenger, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.
                                                   /s/ Joyce L. Byrer
                                                   -----------------------------
                                                   Notary Public

My Commission Expires:      9-2-06
                       -----------------


STATE OF INDIANA  )
                  ) SS:
COUNTY OF ALLEN   )

     On this 30th day of March, 2004, before me, a Notary Public, in and for said county and state, personally appeared Sheryl L. Sturgill, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same.
                                                   /s/ Joyce L. Byrer
                                                   -----------------------------
                                                   Notary Public

My Commission Expires:       9-2-06
                       -----------------


STATE OF ILLINOIS )
                  ) SS:
COUNTY OF COOK    )

     On this 30th day of March, 2004, before me, a Notary Public, in and for said county and state, personally appeared John B. Borsch, Jr., known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.
                                                   /s/ Rosario Tituana
                                                   -----------------------------
                                                   Notary Public

My Commission Expires:       5-13-06
                       -----------------

STATE OF INDIANA  )
                  ) SS:
COUNTY OF ALLEN   )

     On this 30th day of March, 2004, before me, a Notary Public, in and for said county and state, personally appeared Janet Chrzan, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same.
                                                   /s/ Joyce L. Byrer
                                                   -----------------------------
                                                   Notary Public

My Commission Expires:       9-2-06
                       -----------------


STATE OF FLORIDA  )
                  ) SS:
COUNTY OF DeSOTO  )

     On this 31st day of March, 2004, before me, a Notary Public, in and for said county and state, personally appeared Nancy L. Frisby, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same.
                                                   /s/ Lois J. Hilton
                                                   -----------------------------
                                                   Notary Public

My Commission Expires: December 09, 2006
                       -----------------


STATE OF INDIANA  )
                  ) SS:
COUNTY OF MARION  )

     On this 30th day of March, 2004, before me, a Notary Public, in and for said county and state, personally appeared Kenneth G. Stella, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.
                                                   /s/ Norma Burress
                                                   -----------------------------
                                                   Notary Public

My Commission Expires:      7-20-06
                       -----------------
COUNTY OF RESIDENCE: MARION